AMENDMENT
                                      TO
                              ALLTEL CORPORATION
                   DEFERRED COMPENSATION PLAN FOR DIRECTORS


                  WHEREAS, ALLTEL Corporation (the "Company") amended and restated the ALLTEL Corporation Deferred Compensation Plan for Directors, effective October 1, 1993 (the "Plan"); and

                  WHEREAS, the Company desires further to amend the Plan;

                  NOW THEREFORE, the Plan is hereby amended, effective as of February 13, 1997, by adding a new Article VI immediately following Article V thereof to provide as follows:

                                   ARTICLE VI
                              PROVISIONS REGARDING
                     SPECIAL DEFERRED COMPENSATION ACCOUNTS


                  1. Definitions. For purposes of the Plan, the following additional definitions shall apply:
                  (a) An "Electing Participant" shall mean a Director who has made an effective election under the ALLTEL Corporation Directors' Retirement Plan, as amended, to have an amount credited to a Special Deferred Compensation Account under the Plan in lieu of any benefits under the ALLTEL Corporation Directors' Retirement Plan, as amended, and who has made the election required by Section 4 of this
          Article VI.  For relevant purposes of the Plan other than this
          Article VI, an Electing Participant shall be deemed to be a Participant, without regard to whether or not he has elected to defer all or any portion of his Fees for a Year.
                  (b) A "Special Deferred Compensation Account" shall mean the bookkeeping account established for an Electing Participant on which

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          shall be recorded the amount set forth with respect to the Electing
          Participant on Schedule A to the ALLTEL Corporation Directors' Retirement Plan, as amended, and any adjustments thereto in accordance with the Plan.

                  2. General. The provisions of this Article VI shall apply notwithstanding any other provisions of the Plan to the contrary.

                  3. Special Deferred Compensation Account. The amount set forth with respect to an Electing Participant on Schedule A to the ALLTEL Corporation Directors' Retirement Plan, as amended, shall be credited to the Electing Participant's Special Deferred Compensation Account as of February 14, 1997. An Electing Participant's Special Deferred Compensation Account shall be credited with earnings, if any, in the manner provided in Section 4 of Article II, but "the amount set forth with respect to the Electing Participant on
          Schedule A to the ALLTEL Corporation Directors' Retirement Plan, as amended," shall be substituted for "Fees" and [1997] shall be substituted as the Deferral Year. For all other relevant purposes of the Plan, each reference in the Plan to a "Deferred Compensation Account" shall be deemed to include a reference to a "Special Deferred Compensation Account."
                  4. Election. An Electing Participant shall make an election prior to 5:00 p.m. Central standard time on February 13, 1997 with respect to his Special Deferred Compensation Account in the form of Exhibit A attached to and hereby made a part hereof, which form shall be an Election Agreement for relevant purposes of the Plan with respect to a Special Deferred Compensation Account.
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                                                                   Exhibit A


               DEFERRED COMPENSATION PLAN FOR DIRECTORS ELECTION


                  I,                     , hereby make the following elections
with respect to the amount to be credited to a Special Deferred Compensation Account under the ALLTEL Corporation Deferred Compensation Plan for Directors, as amended, (the "Plan").

                  I elect to receive payment of my Special Deferred Compensation Account as follows (check one):
_____ 1. MARCH 1, NEXT FOLLOWING THE END OF THE YEAR IN WHICH I CEASE TO BE A DIRECTOR. (I understand that if I make this election, and for example, cease to be a Director on June 1 of a Year, my Special Deferred Compensation Account will be credited with earnings thereon, at the rate determined in accordance with Article II,
            Section 5, of the Plan, and a payment will be made to me on March 1, of the following Year.)

_____ 2. ONE MONTH AFTER THE DATE I CEASE TO BE A DIRECTOR, BUT NOT EARLIER THAN MARCH 1 OF THE YEAR IN WHICH I CEASE TO BE A DIRECTOR. (I understand that if I make this election and, for example, cease to be a Director on June 1 of a Year, my Special Deferred Compensation Account will be credited with earnings thereon, at the rate determined in accordance with Article II, Section 5, of the Plan, and a payment will be made to me on July 1, of the same Year. On the other hand, if I cease to be a Director on December 31, of a Year, my Special Deferred Compensation Account will be credited with earnings in the manner described above, and a payment will be made to me on the following March 1.)

_____ 3. ONE YEAR AFTER THE DATE I CEASE TO BE A DIRECTOR. (I understand that if I make this election, and for example, cease to be a Director on June 1 of a Year, my Special Deferred Compensation Account will be credited with earnings thereon, at the rate determined in accordance with Article II, Section 5 of the Plan and a payment will be made to me on June 1 of the following Year.)

_____ 4. THE LATER OF THE DATE ONE MONTH AFTER I CEASE TO BE A DIRECTOR OR THE DATE OF MY 70TH BIRTHDAY. If my 70th birthday is the operative date, a payment will be made within one month thereafter, but in
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            neither case will a payment be made earlier than March 1 of the
            Year in which I cease to be a Director or attain age 70. (I understand that if I make this election, and, for example, my 70th birthday is January 15, 20X6, and I am then still a Director, my Special Deferred Compensation Account will be credited with earnings thereon, at the rate determined in accordance with
            Article II, Section 5 of the Plan, and a payment will be made one month later, or by March 1 of the year I cease to be a Director (the delay being necessary to prepare year-end audited financial statements). If I am not a Director on January 15, 20X6, my Deferred Compensation Account for this deferral will be credited with earnings in the manner described above, and a payment will be made to me on March 1, 20X6.)

          Please make payment of all amounts reflected on my Special Deferred Compensation Account in accordance with Section 4 of Article II and Section 4 of Article VI of the Plan as follows (check one):

_____ 1.    Pay in a lump sum on the date checked above.

_____ 2. Pay in __________ equal annual installments, beginning on the date elected above. The number of annual installments cannot exceed 15.

          I acknowledge that I have reviewed the Plan and understand that my participation will be subject to the terms and conditions contained in the Plan.
          I acknowledge that I have been advised to consult with my own tax and estate planning advisors before making the foregoing elections in order to determine the tax effect of my elections.
                                         __________________________________

                                                      (Signature)

                                         __________________________________
                                                  (Print or type name)



The foregoing Election Agreement
is acknowledged as of the date of
execution above written.
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ALLTEL CORPORATION


By  ___________________________

      Title: _____________________

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